Exhibit 10.41

ROLL-UP FACILITY	EXECUTION

AMENDMENT NO. 2 TO

AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

Amendment No. 2 to Amended and Restated Master Repurchase Agreement, dated as of September 9, 2016 (this “Amendment”), among Credit Suisse First Boston Mortgage Capital LLC (the “Administrative Agent”), Credit Suisse AG, a company incorporated under the laws of Switzerland, acting through its Cayman Islands Branch (the “Buyer”), PennyMac Corp., PennyMac Holdings, LLC, PennyMac Operating Partnership, L.P. (each a “Seller” and collectively, the “Sellers”), PMC REO FINANCING TRUST (the “REO Subsidiary”) and PennyMac Investment Trust (“PMIT”) and PennyMac Operating Partnership, L.P., in their capacity as guarantors (each, a “Guarantor” and collectively, the “Guarantors”).

RECITALS

The Administrative Agent, the Sellers, the REO Subsidiary and the Guarantors are parties to that certain Amended and Restated Master Repurchase Agreement, dated as of March 31, 2016 (as amended by Amendment No. 1, dated as of August 4, 2016, the “Existing Repurchase Agreement”; as further amended by this Amendment, the “Repurchase Agreement”) and the related Consolidated Amended and Restated Pricing Side Letter, dated as of March 31, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Pricing Side Letter”).  The Guarantors are parties to that certain Amended and Restated Guaranty (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), dated as of March 31, 2016, by the Guarantors in favor of Administrative Agent.  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement and Guaranty, as applicable.

The Administrative Agent, Buyer, the Sellers, the REO Subsidiary and the Guarantors have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.  As a condition precedent to amending the Existing Repurchase Agreement, the Administrative Agent has required the Guarantors to ratify and affirm the Guaranty on the date hereof.

Accordingly, the Administrative Agent, the Buyer, the Sellers, the REO Subsidiary and the Guarantors hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1.Definitions. Section 2 of the Existing Repurchase Agreement is hereby amended by:

(a)deleting the definition of “Agency Mortgage Loan” in its entirety and replacing it with the following:

“Agency Mortgage Loan” means a Conforming Mortgage Loan, a FHA Loan (including a FHA 203(k) Loan), a Streamlined Mortgage Loan, a Freddie Mac SBL Loan, a USDA Loan and a VA Loan.

(b)adding the following definitions in their proper alphabetical order:

“Freddie Mac Guide” means any and all rules, regulations, requirements and guidelines of Freddie Mac applicable to Freddie Mac SBL Loans, as the same may be amended from time to time, including without limitation the Freddie Mac Multifamily Seller/Servicer Guide.

“Freddie Mac SBL Loan” means a small balance Mortgage Loan providing financing for the acquisition or refinance of conventional multifamily housing with five residential units or more and eligible for delivery to Freddie Mac under the terms of the Freddie Mac Guide.

SECTION 2.Representations and Warranties.  Section 13 of the Existing Repurchase Agreement is hereby amended by deleting sublcause b. thereof and replacing it in its entirety with the following:

b.With respect to (i) every Purchased Asset and Contributed Asset other than a Freddie SBL Loan, each Seller represents and warrants to Buyer as of the applicable Purchase Date for any Transaction as of any Purchase Price Increase Date, as applicable, and each date thereafter that each representation and warranty set forth on Parts I, III, IV and V of Schedule 1, as applicable, is true and correct in all material respects; (ii) every Underlying Repurchase Transaction, Underlying Repurchase Document and Underlying Repurchase Counterparty, as applicable, each Seller represents and warrants to Buyer as of the applicable Purchase Date for any Transaction and each date thereafter that each representation and warranty set forth on Part II of  Schedule 1 is true and correct in all material respects and (iii) every Purchased Mortgage Loan that is a Freddie SBL Loan, each such Freddie SBL Loan complies with each requirement set forth in the Freddie Mac Guide.

SECTION 3.Conditions Precedent.  This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

3.1Delivered Documents.  On the Amendment Effective Date, the Administrative Agent on behalf of the Buyer shall have received the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

(a)this Amendment, executed and delivered by duly authorized officers of the Administrative Agent, the Buyer, the Sellers, the REO Subsidiary and the Guarantors;

(b)an Amendment No. 1 to that certain Amended and Restated Custodial Agreement, dated as of the date hereof, executed and delivered by duly authorized officers of the Administrative Agent, the Sellers, the REO Subsidiary and the Custodian; and

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(c)such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

SECTION 4.Representations and Warranties.  Sellers hereby represent and warrant to the Administrative Agent and the Buyer that they are in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirm and reaffirm the representations and warranties contained in Section 13 of the Repurchase Agreement.

SECTION 5.Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 6.Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment.

SECTION 7.Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 8.GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

SECTION 9.Reaffirmation of Guaranty.  The Guarantors hereby ratify and affirm all of the terms, covenants, conditions and obligations of the Guaranty and acknowledge and agree that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of Sellers to Administrative Agent under the Repurchase Agreement and related Program Agreements, as amended hereby.

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:	/s/ Elie Chau
Name:	Elie Chau
Title:	Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Buyer

By:	/s/ Chris Fera
Name:	Chris Fera
Title:	Authorized Signatory

By:	/s/ Patrick J. Hart
Name:	Patrick J. Hart
Title:	Authorized Signatory

PENNYMAC CORP., as a Seller

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Managing Director, Treasurer

PENNYMAC HOLDINGS, LLC, as a Seller

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Managing Director, Treasurer

PMC REO FINANCING TRUST, as REO Subsidiary

By:	PennyMac Corp., as Administrator

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Managing Director, Treasurer

PENNYMAC MORTGAGE INVESTMENT TRUST, as a Guarantor

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Managing Director, Treasurer

PENNYMAC OPERATING PARTNERSHIP, L.P., as a Seller and as a Guarantor

By:	PennyMac GP OP, Inc., its General Partner

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Managing Director, Treasurer